3DSYSTEMS

Second Quarter and Six Months 2016 Conference Call & Webcast



August 3, 2016

MANUFACTURING THE FUTURE™

WWW.3DSYSTEMS.COM | NYSE: DDD

Welcome and Participants

Vyomesh Joshi

- President & Chief Executive Officer

John McMullen

- Executive Vice President; Chief Financial Officer

Andy Johnson

- Executive Vice President; Chief Legal Officer

Stacey Witten

- Vice President, Investor Relations

To participate via phone, please dial:

- **1-877-407-8291 in the USA; 1-201-689-8345 from outside the USA**

Forward Looking Statements

This presentation contains certain statements that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terms such as "believes," "beliefs," "may," "will," "should," expects," "intends," "plans," "anticipates," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below.

Forward-looking statements are based upon management's beliefs, assumptions and current expectations concerning future events and trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to update or revise any forward-looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward-looking statements whether as a result of future developments, subsequent events or circumstances or otherwise.

Further, we encourage you to review "Risk Factors" in Part 1 of our Annual Report on Form 10-K and Part II of our quarterly report on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov.

Vyomesh Joshi

President & Chief Executive Officer



MANUFACTURING *THE* FUTURE™

Strategy Update


Key Verticals
Aerospace & Defense
Auto
Healthcare
Consumer Goods
Teaching & Training
(University, Hospitals, Vocational, Technical)
Digital Manufacturing Workflow
Digitize
Design
Simulate
Make
Inspect
Manage
3D Systems' Customer Value Proposition
3D Printers
Materials
Software
Services
Go-to-Market
Direct Sales
Channel

Organizational Structure

Design and implement an organizational structure that aligns to our strategy

Establish simplicity and accountability within the organization with a focus on operational excellence

Develop appropriate cost structure, creating capacity to invest in innovation, infrastructure and process improvements

John McMullen

Executive Vice President & Chief Financial Officer



Operating Results - GAAP

	Second Quarter			Six Months		
$ in millions, except earnings per share	2016	2015	Y/Y Increase (Decrease)	2016	2015	Y/Y Increase (Decrease)
Revenue	**$ 158.1**	**$ 170.5**	(7%)	**$ 310.7**	**$ 331.2**	(6%)
Gross Profit	**$ 80.4**	**$ 81.6**	(1%)	**$ 157.9**	**$ 160.6**	(2%)
Gross Profit Margin	*50.9%*	*47.9%*	300 bps	*50.8%*	*48.5%*	230 bps
Operating Expenses	**$ 84.1**	**$ 105.5**	(20%)	**$ 178.4**	**$ 202.0**	(12%)
% of Revenue	*53.2%*	*61.9%*		*57.4%*	*61.0%*	
Operating Loss	**($3.7)**	**($23.8)**	84%	**($20.5)**	**($41.4)**	50%
% of Revenue	*(2.3%)*	*(14.0%)*		*(6.6%)*	*(12.5%)*	
3DS Net Loss	**($4.6)**	**($13.7)**	66%	**($22.4)**	**($26.9)**	17%
% of Revenue	*(2.9%)*	*(8.0%)*		*(7.2%)*	*(8.1%)*	
Loss Per Share	**($0.04)**	**($0.12)**	(67%)	**($0.20)**	**($0.24)**	17%

- *Table may not foot due to rounding*

Reconciliation of Non-GAAP to GAAP

$ in millions, except earnings per share	Second Quarter 2016	Second Quarter 2015	Second Quarter Y/Y Increase (Decrease)	Six Months 2016	Six Months 2015	Six Months Y/Y Increase (Decrease)
GAAP net income (loss)	**($ 4.6)**	**($ 13.7)**	66%	**($ 22.4)**	**($ 26.9)**	17%
Cost of sales adjustments:						
Amortization of intangibles	$ 0.1	$ 0.1	-	$ 0.2	$ 0.2	-
Operating expense adjustments:						
Amortization of intangibles	$ 8.8	$ 17.4	(49%)	$ 17.5	$ 31.8	(45%)
Acquisition and severance expenses	$ 1.8	$ 1.9	(5%)	$ 2.7	$ 5.2	(48%)
Non-cash stock-based compensation expense	$ 7.2	$ 9.7	(26%)	$ 18.9	$ 20.1	(6%)
Tax effect	-	($ 12.3)	(100%)	$ 1.5	($ 22.0)	(107%)
Non-GAAP net income	**$ 13.2**	**$ 3.1**	326%	**$ 18.4**	**$ 8.3**	122%
Non-GAAP diluted earnings per share	**$ 0.12**	**$ 0.03**	300%	**$ 0.17**	**$ 0.07**	143%

- *Table may not foot due to rounding*

Tax effect for the quarter ended March 31, 2016 and earlier periods was calculated quarterly, based on the Company's overall tax rate for each quarter. Tax **effect for the quarter ended June 30, 2016 was calculated based on the Company's quarterly U.S. tax rate, which was 0% as a** result of the valuation allowance that was recorded in the fourth quarter of 2015, in connection with GAAP net losses.

We use non-GAAP financial measures of adjusted net income and adjusted earnings per share to supplement our unaudited condensed consolidated financial statements presented on a GAAP basis to facilitate a better understanding of the impact that strategic acquisitions had on our financial results.

Revenue Drivers


$ in millions
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$160.7
$170.5
$151.6
$183.4
$152.6
$158.1
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16

Compared to Q2 2015:

- Healthcare solutions increased 11%
- Materials grew 12%
- Software increased 8%
- On demand manufacturing services decreased 20%
- Printers were 30% lower

Gross Profit & Margin


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
($10)
60%
50%
40%
30%
20%
10%
0%
$79.0
$81.6
$71.0
$60.2*
$77.5
$80.4
49.1%
47.9%
46.9%
32.8%
50.8%
50.9%
$29.6
$34.5
$31.8
$31.4
$30.7
$31.7
$27.6
$28.2
$26.5
$32.0
$30.0
$31.0
$21.8
$18.9
$12.8
($3.2)
$16.8
$17.7
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
$ in millions
-Table may not add due to rounding
Products
Materials
Services
Consolidated GPM

*Q4 2015 gross profit and margin was negatively impacted from the shift away from consumer by $27.4 million of charges related inventory and purchase commitments

Compared to Q2 2015:

- Benefited from growth in software, materials and healthcare solutions as well as from shifting away from consumer products
- Pressured by higher printer service costs

Operating Expenses



$120
$100
$80
$60
$40
$20
$0
80%
70%
60%
50%
40%
30%
20%
10%
0%
$96.5
$105.4
$105.7
$88.9*
$94.3
$84.1
60%
62%
70%
48%
62%
53%
$22.2
$25.7
$22.5
$22.4
$20.3
$20.9
$74.3
$79.7
$83.2
$66.5
$74.0
$63.2
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
$ in millions
SG&A
R&D
OpEx % of Revenue

- GAAP operating expenses decreased $21.3M from Q2 2015
- Non-GAAP operating expenses decreased $10.6M from Q2 2015
- We are balancing cost savings with necessary investments in quality, infrastructure, and other key areas

Non-GAAP operating expenses exclude costs related to acquisition and severance, non-cash stock based compensation, amortization related to intangible assets and other one time transactions such as litigation settlements, which totaled $28M, $28M, $37M, $22M in Q1 through Q4 of 2015, respectively, and $21M and $18M in Q1 and Q2 of 2016, respectively.

Non-GAAP operating expenses were $69M, $77M, $69M and $67M in Q1 through Q4 of 2015, respectively, and $73M and $66M in Q1 and Q2 of 2016, respectively.

*Q4 2015 GAAP and Non-GAAP expense on this slide excludes $537M of impairment expenses related to impairment of intangibles and goodwill.

Balance Sheet & Cash Flow



Cash
$225
$175
$125
$75
$25
($25)
$20
$15
$10
$5
$0
($5)
($10)
($15)
$199.9
$171.2
$157.5
$155.6
$169.8
$176.2
$18.1
$12.9
($0.9)
($5.4)
($10.6)
($3.1)
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Cash Balance
Cash Flow from Operations
$ in millions



Operating Working Capital Components
$175
$150
$125
$100
$75
$50
$25
$0
114.6
153.1
58.7
130.7
149.5
63.7
138.2
134.5
48.5
105.9
157.4
46.9
114.0
134.8
41.2
123.2
125.1
42.4
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
$ in millions
Inventory
AR
AP

- Enhancing processes for better working capital management
- Driving cash flow growth

Approach

Partner with VJ and the leadership team to drive profitable growth and long term shareholder value

Optimize cost structure – both cost of sales and operating expense – building capacity to invest into the business

Enable effective capital management and improve the balance sheet through efficiency and continued cash flow growth

Vyomesh Joshi

President & Chief Executive Officer



Outlook

Our 3D printing ecosystem enables our customers to enhance their workflows and achieve better results, faster.

As 3D printing expands into light production, we believe customers are looking for productive, reliable end-to-end manufacturing solutions.

With the right team, the right strategy, and the right portfolio, we believe we can capitalize on evolving opportunities, drive profitable growth and accelerate digital manufacturing.

Q&A Session

In the USA: 1-877-407-8291

Outside the USA: 1-201-689-8345



Launch Event: Strategy and Solutions to Accelerate Digital Manufacturing

Monday, September 12, 2016
Live webcast available at www.3dsystems.com/investor



Thank You

MANUFACTURING *THE* FUTURE™